iShares®
iShares Trust
Supplement dated March 25, 2025
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the iShares iBonds 2028 Term High Yield and Income ETF (IBHH) and
iShares iBonds 2029 Term High Yield and Income ETF (IBHI)
(each, a “Fund” and collectively, the “Funds”)
Change in the Funds’ “Summary of Principal Risks”
The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete the paragraph entitled “Non‑Diversification Risk”.
Change in the Funds’ “Additional Information About the Funds’ Risks”
In the table starting on page 4 of the Prospectus, the column for each Fund is amended to remove the checkmark (✓) in the row for “Non‑Diversification Risk”.
Change in the Funds’ “Investment Strategies and Risks”
In the section of the Funds’ SAI entitled “Investment Strategies and Risks,” the “Diversification Status” sub‑section starting on page 5 is amended to move each Fund from the “Non‑Diversified Funds” column to the “Diversified Funds” column.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑iBonds‑0325

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